FIRST AMENDMENT TO THE PARTICIPATION AGREEMENT
                           DATED AS OF APRIL 28, 2000

                                      AMONG

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

                          C.M. LIFE INSURANCE COMPANY,

                    INVESCO VARIABLE INVESTMENTS FUNDS, INC.,

                                       AND

                           INVESCO DISTRIBUTORS, INC.

WHEREAS, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. entered into a Fund Participation Agreement on April 28, 2000; and

WHEREAS, the parties desire to amend the Participation Agreement by mutual written consent;

NOW THEREFORE, the parties to hereby agree that Schedule A to the Participation Agreement is amended to read in its entirety as follows:

                                   SCHEDULE A

The following Separate Accounts and Associated Contracts of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

Contracts Funded by Separate Account                    Name of Separate Account
------------------------------------                    ------------------------
Panorama Premier, MUVA 94                               Massachusetts Mutual
Panorama Passage, MUVA 94                               Variable Annuity
                                                        Separate Account A

Panorama Premier, MUVA 94                               C.M. Multi-Account A
Panorama Passage, MUVA 99                               C.M. Multi-Account A

Survivorship Variable Universal Life                    C.M. Life Variable Life
                                                        Separate Account I

Survivorship Variable Universal Life                    Massachusetts Mutual
                                                        Variable Life Separate
                                                        Account I

Survivorship Variable Universal Life II                 C.M. Life Variable Life
                                                        Separate Account I

Survivorship Variable Universal Life II                 Massachusetts Mutual
                                                        Variable Life Separate
                                                        Account I

Variable Universal Life                                 C.M. Life Variable Life
                                                        Separate Account I

Variable Universal Life                                 Massachusetts Mutual
                                                        Variable Life Separate
                                                        Account I

Variable Universal Life II                              Massachusetts Mutual
                                                        Variable Life Separate
                                                        Account I

Leadership Variable Universal Life                      Massachusetts Mutual
                                                        Variable Life Separate
                                                        Account I

All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as amended herein.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of April 15, 200l.

                                          MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY

                                          By:  /s/ James E. Miller
                                          ------------------------
                                          Name:  James E. Miller
                                                 Executive Vice President

                                          C.M. LIFE INSURANCE COMPANY

                                          By:  /s/ James E. Miller
                                          ------------------------
                                          Name:  James E. Miller
                                                 Executive Vice President

                                          INVESCO VARIABLE INVESTMENT
                                          FUNDS, INC.

                                          By:    /s/ Ronald L. Grooms
                                          ---------------------------
                                          Ronald L. Grooms, Treasurer

                                          INVESCO FUNDS GROUP, INC.

                                          By:    /s/ Ronald L. Grooms
                                          ---------------------------
                                          Ronald L. Grooms, Senior Vice
                                          President

                                          INVESCO DISTRIBUTORS, INC.

                                          By:    /s/ Ronald L. Grooms
                                          ---------------------------
                                          Ronald L. Grooms, Senior Vice
                                          President